Exhibit 10.29

SFX Holding Corporation

430 Park Avenue, 6th Floor

New York, New York 10022

SUBSCRIPTION AGREEMENT

Mr. Tim Crowhurst

White Oak Securities LLC

500 Fifth Avenue

44th Floor

New York, NY 10036

Dear Sir:

SFX Holding Corporation., a Delaware corporation (the “Company”), is hereby privately offering (this “Offering”) 300,000 shares (the “Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”) at an aggregate purchase price of $1,500,000 (the “Purchase Price”) to the undersigned, in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Rule 506 of Regulation D under the Securities Act.

1.                                      Subscription.  Subject to the terms and conditions of this subscription agreement (“Subscription Agreement”), the undersigned (“Purchaser”) hereby agrees to be legally bound to purchase the Shares subscribed for hereunder, and promptly upon acceptance by the Company, Purchaser shall fulfill its subscription to the Company by (i) issuing the secured promissory note (the “Note”), in the amount of the Purchase Price, together with simple interest thereon from the date hereof through maturity at the rate of 1.00% per annum (calculated on the actual number of days elapsed and an assumed year of 360 days), secured by the Shares pursuant to the pledge and security agreement (the “Pledge”) and related stock power (the “Stock Power”), to the Company; and (ii) executing and delivering a guaranty of $375,000 from Timothy Crowhurst as principal of Purchaser (the “Guaranty”), which is 25% of the Purchase Price, to the Company, both as consideration for the issuance by the Company of the Shares (the “Closing”). Original certificates reflecting the Shares shall be provided to Purchaser following the Closing. The Guaranty is to be delivered, and the Company and the Purchaser have entered into this Transaction, conditioned upon the Company completing an Initial Public Offering (an “IPO”) by not later than September 30, 2013. In the event that Company does not have an IPO by September 30, 2013, Purchaser will forfeit all shares purchased under this Subscription Agreement to the Company, and the Note and the Guaranty shall be deemed satisfied and released respectively.

2.                                      Conditions to Subscription.  This subscription shall be deemed to be accepted by the Company only when it is signed by the Company. Purchaser has executed and delivered this Subscription Agreement and hereby agrees to tender the Note, the Pledge and the Guaranty at Closing in accordance with the terms hereof. If this subscription is rejected by the Company in its sole and absolute discretion or because the Company terminates or

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

cancels the Offering, this Subscription Agreement shall thereafter be of no further force or effect.

3.                                      Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to, and agrees with, the Company as of the date Purchaser executes this Subscription Agreement, as follows:

(a)                                 (i)            Purchaser has received and has read and fully understands this Subscription Agreement.

(ii)                                  Purchaser acknowledges and understands that an investment in the Company will involve substantial risks. Purchaser or its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company and the Offering and all such questions have been answered to the full satisfaction of Purchaser.

(iii)                               No oral or written representations have been made other than as stated in this Subscription Agreement.

(iv)                              Purchaser has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the Offering, to evaluate the merits and risks of an investment in the Shares and to make an informed decision with respect thereto; Purchaser acknowledges that there is a significant risk of loss of all or a portion of Purchaser’s investment in the Shares.

(v)                                 Purchaser is not subscribing for the Shares pursuant to a general solicitation or general advertisement by the Company.

(vi)                              The Shares are “restricted securities” as defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or any state securities laws. The Shares are highly illiquid. Until the Registration Statement is declared effective, the Shares to be issued will not be registered under the Securities Act or any state securities laws and, thus, will not be freely tradable or eligible for resale, unless an exemption from the registration requirements of the Securities Act, including Rule 144, is available. Purchaser will not be able to rely on Rule 144 to sell the Shares unless the sale complies with the conditions of that rule, including satisfaction of Purchaser’s holding period. An active public market for the Company’s Common Stock may not develop or be sustained. In addition, the number of unrestricted shares of the Company in the public float may represent only a small percentage of the shares of Company Common Stock outstanding.

(vii)                           Purchaser acknowledges that the Company is in the process of preparing a registration statement for the Shares and that it intends to pursue an IPO with the assistance of an underwriter. Purchaser further acknowledges that if and to the extent that an underwriter shall require a lock-up or similar arrangement with respect to the Shares, that Purchaser shall enter into and execute such agreement, so long as it is not materially different from those executed by other holders of the common stock of the Company. In addition, the Shares shall be legended to reflect the foregoing, and any transfer of the Shares shall be made subject to such agreement and restriction.

(b)                                 Purchaser is an “accredited investor” within the meaning of Rule 501(d), as promulgated under the Securities Act because (i) Purchaser is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000, or (ii) because Purchaser is an entity in which all of the equity owners are accredited investors.

(c)                                  Purchaser’s overall commitment to investments which are not readily marketable is not excessive in relation to its net worth.

(d)                                 (A)          Purchaser has all requisite power and authority to execute and deliver this Subscription Agreement, (B) the execution and delivery by Purchaser of this Subscription Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary action of Purchaser, (C) this Subscription Agreement has been duly and validly executed and delivered by Purchaser and constitutes legal, valid and binding obligations of Purchaser, and (D) this Subscription Agreement is enforceable against Purchaser in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors’ rights and the relief of debtors.

(e)                                  Purchaser acknowledges:

(i)                                     Purchaser consents to the placement of the following legend on any certificate or other document evidencing the Shares:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN SOLD IN RELIANCE UPON EXEMPTIONS THEREFROM. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

(ii)                                  The representations, warranties, and agreements of Purchaser contained herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares;

(iii)                               In connection with any transfer or attempted transfer of Shares pursuant to an exemption from the registration requirements of the Act, the Company shall be permitted to require in its sole discretion an opinion of counsel reasonably satisfactory to the Company that such transfer is exempt from registration;

(iv)                              In the event that Company does not have an IPO by September 30, 2013, Purchaser will forfeit all shares purchased under this Subscription Agreement to the Company, and the Note and the Guaranty shall be deemed satisfied and released respectively.

4.                                      Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, Purchaser as of the date the Company executes this Subscription Agreement, as follows:

(a)                                 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct its business as currently conducted.

(b)                                 The Company has all requisite power and authority to execute, deliver and perform this Subscription Agreement and to carry out and consummate the transactions contemplated hereby. The execution, delivery and performance of this Subscription Agreement by the Company has been duly authorized by all requisite corporate action, and this Subscription Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors’ rights and the relief of debtors.

(c)                                  The execution, delivery and performance of this Subscription Agreement by the Company will not violate, conflict with, result in any breach of, result in the creation of any lien, security interest, charge or encumbrance upon any of the properties, assets or outstanding shares of the Company or constitute a default under, any provision of law, any rule or regulation of any governmental authority, any judgment, decree or order of any court binding on the Company, or any of the unwaived terms, conditions or provisions under its Certificate of Incorporation or By Laws or any indenture, mortgage, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound or affected.

(d)                                 The Shares, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable. Neither the Company nor anyone acting on behalf of the Company has engaged in any general advertising or solicitation in contravention of the Securities Act for the offer and sale of the Shares or any other shares of Common Stock. Assuming the accuracy of Purchaser’s representations contained in this Subscription Agreement, the offer, sale, issuance and delivery of the Shares are exempt from registration under the Securities Act and all action required to be taken prior to the offer or sale of the Shares has been taken under applicable state securities laws.

(e)                                  The operations of the Company are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. Neither the Company nor, to the knowledge of the Company, any of its current officers, has on behalf of the Company or in connection with its business: (a) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; or (b) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended.

(i)                                     The representations, warranties, and agreements of the Company contained herein shall survive the execution and delivery of this Subscription Agreement and the sale of the Shares.

5.                                      Confidentiality.  Each party, agrees that they will not disclose, or cause to be disclosed, the fact of the existence or contents of this Subscription Agreement, to any third person other than (a) their attorneys, accountants, employees, affiliates and representatives, (b) as required by law, rule or regulation (including in the Registration Statement), (c) as necessary to enforce this Subscription Agreement, (d) with respect to Purchaser to Purchaser’s direct and indirect investors and potential investors, or (e) in connection with capital raising efforts of the Company.

6.                                      Notices.  All notices hereunder shall be sufficient upon receipt for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax, or other electronic transmission service to the appropriate address or number (a) if to the Company, at the address set forth above, or (b) if to Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 7).

7.                                      Counterparts.  This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all of the parties, notwithstanding that all parties are not signatories to the same counterpart. Execution and/or delivery by facsimile or electronic means shall constitute an original signature for all purposes.

8.                                      Applicable Law.  The internal laws of the State of New York (without giving effect to any choice or conflict of law provision or rule (whether of the State of York or any other jurisdiction) that would cause the application of laws of any other jurisdiction) shall govern all matters arising out of or relating to this Subscription Agreement, including its validity, interpretation, construction, performance and enforcement. Any action or proceeding arising out of or relating to this Subscription Agreement must be brought in the courts of the State of New York, New York County, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York. Each of the parties knowingly, voluntarily and irrevocably submits to the exclusive jurisdiction of each such court in any such action or proceeding and waives any objection it may now or hereafter have to venue or to convenience of forum. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT, OR ANY TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT IN ACCORDANCE WITH THIS SECTION AND FURTHER WAIVES ANY CLAIM BASED ON FORUM NON CONVENIENS.

9.                                      Disclosure Notices.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

10.                               Assignment.  Any assignment by either party of its rights and obligations under this Subscription Agreement shall require the prior written consent of the other party hereto.

11.                               Group Status.  Nothing contained in this Subscription Agreement shall in any way be construed as Purchaser acting in concert or as a group with any other person with respect to the purchase, disposition or voting of securities or otherwise.

[SUBSCRIPTION PAGE FOLLOWS]

SUBSCRIPTION PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 6th day of December, 2012.

Shares being purchased:	300,000 shares
Purchase Price:	$1,500,000

TYPE OF OWNERSHIP (INITIAL ONE)

☐	PARTNERSHIP (Please include a copy of the statement of partnership agreement authorizing signature).	☐	TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement or other authorization)

☐	CORPORATION	☒	LIMITED LIABILITY COMPANY

☐	INDIVIDUAL	☐	OTHER (Please include type of entity below)

White Oak Securities LLC
Please print exact name (registration) that
Purchaser desires on records of the Company

212-935-5599

Telephone

N/A

Fax Number

###-##-####

Social Security or Taxpayer I.D. Number

New York

State of Organization, if applicable.

Confidential material redacted and filed separately with the Commission.

LIMITED LIABILITY COMPANIES

If the subscriber is a LIMITED LIABILITY COMPANY, complete the following and sign in the space provided:

The undersigned hereby represents and warrants that the undersigned is an executive officer or manager of the Limited Liability Company named below (“LLC’), and has been duly authorized by the LLC to acquire the Shares and that he has all requisite authority to acquire such Shares for the LLC.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that LLC and he is authorized by such LLC to execute this Subscription Agreement.

December 6, 2012
Date

White Oak Securities LLC
Name of Limited Liability Company (Please type or print)

By:	/s/ Timothy Crowhurst
Name:	Timothy J. Crowhurst
Title:	Partner

COMPANY’S ACCEPTANCE

This Subscription Agreement is only accepted as so acknowledged in writing by the Company.

ACCEPTED as to 300,000 Shares:

SFX Holding Corporation:

By:	/s/ Robert F.X. Sillerman
Name:
Title:

Date: December 6, 2012